UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2007
THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 943-4200
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
          The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Form 8-K.
          A copy of the news release of The Lubrizol Corporation dated October 26, 2007 announcing the Company’s results for the quarter ended September 30, 2007 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
          Earnings as adjusted (Non-GAAP) is a measure of income that differs from earnings from continuing operations measured in accordance with U.S. generally accepted accounting principles (GAAP). Earnings as adjusted (Non-GAAP) is income from continuing operations per our consolidated results, adjusted for exclusion of restructuring and impairment charges. Management believes that both earnings from continuing operations and earnings as adjusted for exclusion of these charges assist the investor in understanding the results of operations of The Lubrizol Corporation. In addition, management and the Board of Directors of The Lubrizol Corporation evaluate results using the earnings from continuing operations and earnings as adjusted.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
          On October 22, 2007, the Audit Committee of the Board of Directors and management of The Lubrizol Corporation (the “Company”) concluded that the Company’s previously issued financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006, the related reports of its independent registered public accounting firm, and its interim financial statements for the quarters ended March 31, 2007 and June 30, 2007 should not be relied upon because of reporting errors relating to five postemployment employee benefit plans in three foreign countries.
          The Company estimates that the errors will decrease shareholders’ equity as of December 31, 2006 by approximately $24.3 million, which is approximately 0.6% of total liabilities and shareholders’ equity and approximately 1.4% of total shareholders’ equity. Restated net income and income from continuing operations for the fiscal year ended December 31, 2006 will decrease by $2.0 million, or 1.9% and 1.1%, respectively, from amounts previously reported. The reporting errors that led to understated liabilities primarily arose in three different postemployment employee benefit plans at a wholly owned subsidiary of the Company (an approximate $35.1 million liability) and postemployment employee benefit plans for employees at two consolidated joint ventures (an approximate $1.9 million liability and $1.8 million liability, respectively). The Company has concluded that four of these postemployment employee benefit plans had been inappropriately accounted for on a cash basis rather than an accrual basis as required by U.S. GAAP, while the accrual recorded in the financial statements for the fifth plan was not calculated in accordance with U.S. GAAP. The effect of the restatement is not significant to the Company’s reported expenses and the Company believes the changes resulting from these restatements will have no effect on previously reported revenue or net cash flows.

          The Company intends to file restated financial statements with the Securities and Exchange Commission as promptly as possible. The restated financial statements will be included in an amended Annual Report on Form 10-K/A for the year ended December 31, 2006 and amended Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2007 and June 30, 2007. The sole purpose and cause of the restatement is to correct the previously unrecorded or understated liabilities of the Company. Currently, the Company cannot state with certainty the time required to complete the restatement.
          The Company has concluded that a material weakness in internal control over financial reporting existed in some international locations due to insufficient requisite technical knowledge of accounting for postemployment employee benefit plans in accordance with U.S. GAAP for the 2004 through 2006 fiscal years and through June 30, 2007, and that its disclosure controls were not effective solely because of this material weakness. The Company expects to receive an adverse report from its independent registered public accounting firm that the Company’s internal control over financial reporting, solely with regard to the benefit plan accounting at certain international locations, was not effective as of December 31, 2006. In response, the Company contracted a third-party benefits consultant to complete a detailed benefits review at the Company’s wholly owned subsidiary that generated the majority of the reporting errors, made inquiries and conducted reviews of other international locations and enhanced its training on the application of U.S. GAAP principles to employee benefit plans and other matters at its non-U.S. subsidiaries and joint ventures. The Company’s previous certifications on internal control no longer should be relied upon as a result of its conclusion that a material weakness in internal control over financial reporting existed as of December 31, 2006 and through June 30, 2007.
          The Audit Committee has discussed the matters related to this restatement with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.
          Some of the information disclosed herein regarding the final outcome of the Company’s accounting review and actions that may be taken or required as a result of the expected restatements and the conclusions reached by the Company’s management, Audit Committee and Board of Directors based on results of the restatement efforts, timing of filing of the amended periodic reports with respect to such conclusion, and the nature, impact and extent of the Company’s restatement of historical financial statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “would,” “should,” “could” or “may” and certain statements relating to the future, and not just historical events or circumstances, identify forward-looking statements. Actual results could differ materially from results projected or referenced in these forward-looking statements. Readers are cautioned to not place undue reliance on forward-looking statements contained herein, which speak only as of the date of this disclosure. The Company undertakes no obligations to publicly release or update the results of any revisions to forward-looking statements, which may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. For other factors that could cause the Company’s results to vary from expectations, please see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

	(c)	Exhibits. The following exhibit is furnished herewith:

		99.1	The Lubrizol Corporation press release dated October 26, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION

Date: October 26, 2007
By: /s/ Charles P. Cooley
	Name:	Charles P. Cooley
Title: Senior Vice President and
Chief Financial Officer

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